Exhibit 99.1

MVB Financial Corp. and Integrated Financial Holdings, Inc. Announce
Shareholder Approval of Merger Agreement

(FAIRMONT, W.Va. and RALEIGH, N.C.) January 26, 2023 – MVB Financial Corp. (Nasdaq: MVBF) (“MVB” or “MVB Financial”) and Integrated Financial Holdings, Inc. (OTCQX: IFHI) (“IFHI”), jointly announced today that each has received shareholder approval of the Agreement and Plan of Merger and Reorganization, dated as of August 12, 2022 (the “Merger Agreement”), by and between MVB and IFHI, and the transactions contemplated thereby, including the merger of IFHI with and into MVB, with MVB as the surviving company. The merger, which was announced on August 12, 2022, is expected to close in the first quarter of 2023, subject to satisfaction of customary closing conditions and receipt of necessary regulatory approvals.

“We are pleased that our shareholders recognize the opportunity this merger achieves, as this is an example of how at MVB we strive to create value for our shareholders. Together we become a national leader in government guaranteed lending, specifically SBA and USDA lending. Both strong companies on our own and even better together, IFH and MVB have an excellent cultural fit and shared strategic focus,” said Larry F. Mazza, CEO, MVB Financial.

“We appreciate the vote of confidence from our shareholders in our strategic combination with MVB,” said Marc McConnell, Chairman, President and CEO of IFHI. “As a combined entity, we believe we will be in an even stronger position to deliver value to our shareholders and to continue our focus on becoming an industry leader in government guaranteed lending.”

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About MVB Financial Corp.
MVB Financial Corp. (“MVB Financial” or “MVB”), the innovative financial holding company of MVB Bank, Inc., is publicly traded on The Nasdaq Capital Market® under the ticker “MVBF.” Through its subsidiary, MVB Bank, Inc., (“MVB Bank”) and the bank’s subsidiaries, MVB provides services to individuals and corporate clients in the Mid-Atlantic region, as well as to Fintech, Payment and Gaming clients throughout the United States. For more information about MVB, please visit ir.mvbbanking.com.

About Integrated Financial Holdings, Inc.
Integrated Financial Holdings, Inc., is a financial holding company based in Raleigh, N.C. IFHI is the holding company for West Town Bank & Trust, an Ill. state-chartered bank. West Town Bank & Trust provides banking services through its full-service office located in the greater Chicago area. IFHI is also the parent company of Windsor Advantage, LLC, a loan service provider that offers community banks and credit unions a comprehensive outsourced U.S. Small Business Association (“SBA”) 7(a) and U.S. Department of Agriculture (“USDA”) lending platform. IFHI is registered with and supervised by the Federal Reserve. West Town Bank & Trust’s primary regulators are the Illinois Department of Financial and Professional Regulation and the FDIC. For more information, visit https://ifhinc.com/.

Contacts

MVB Financial Corp.

Donald T. Robinson, President and Chief Financial Officer
(304) 598-3500
drobinson@mvbbanking.com

Amy Baker, VP, Corporate Communications and Marketing
(844) 682-2265
abaker@mvbbanking.com

Integrated Financial Holdings, Inc

Steven E. Crouse, Executive Vice President and Chief Financial Officer
(919) 861-8018
steve@ifhinc.com

Forward-looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to MVB’s and IFHI’s beliefs, goals, intentions, and expectations regarding the proposed transaction; the expected timing of completion of the proposed transaction; the expected cost savings, synergies and other anticipated benefits from the proposed transaction; and other statements that are not historical facts.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” “will,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

Additionally, forward-looking statements speak only as of the date they are made; MVB and IFHI do not assume any duty, and do not undertake, to update such forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of MVB and IFHI. Such statements are based upon the current beliefs and expectations of the management of MVB and IFHI and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement between MVB and IFHI; the outcome of any legal proceedings that may be instituted against MVB or IFHI; the possibility that the proposed transaction will not close when expected or at all because required regulatory or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the impact on the transaction of the passing of Eric Bergevin, IFHI’s former President and Chief Executive Officer; the ability of MVB and IFHI to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of MVB; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where MVB and IFHI do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate IFHI’s operations and those of MVB; that such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; IFHI’s and MVB’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by MVB’s issuance of additional shares of its capital stock in connection with the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of IFHI and MVB to retain customers and retain and hire key personnel and maintain relationships with their vendors or suppliers, and on their operating results and businesses generally; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction and other factors that may affect future results of IFHI and MVB; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic and the effects of inflation on IFHI, MVB and the proposed transaction; the impact of changing interest rates on IFHI and MVB; and the other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of MVB’s Annual Report on Form 10-K for the year ended December 31, 2021, in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of MVB’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and in other reports MVB files with the SEC.